                                                                    Exhibit 99.2


     * Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Commission. The omitted portions, marked by "*", have been separately filed with the Commission.

                                 AMENDMENT NO. 1

                                       TO

                           IGEN/MSD LICENSE AGREEMENT

     THIS AMENDMENT NO. 1 TO IGEN/MSD LICENSE AGREEMENT (this "Amendment No. 1")
                                                               ---------------
is entered into as of August 15, 2001, by and among, Meso Scale Diagnostics, LLC., a Delaware limited liability company ("MSD"), and IGEN International,
                                             ---
Inc., a Delaware corporation (formerly IGEN, Inc., a California corporation) ("IGEN");
  ----

     WHEREAS, MSD, IGEN and Meso Scale Technologies, LLC. ("MST") entered into a
                                                            ---
Joint Venture Agreement, dated as of November 30, 1995, as amended (the "Joint
                                                                         -----
Venture Agreement"), for the purpose of setting forth their respective rights
-----------------
and obligations with respect to certain research and development activities and, if successful, the development, manufacturing, marketing and sale of the products, processes and services based thereon;

     WHEREAS, MSD and IGEN entered into an IGEN/MSD License Agreement, dated as of November 30, 1995 (the "License Agreement"), for the purpose, among other
                           -----------------
things, of IGEN licensing to MSD certain rights to the Licensed Technology;

     WHEREAS, MSD and IGEN desire to amend the License Agreement to make certain changes, all as herein set forth; and

     WHEREAS, for purposes of this Amendment No. 1, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the License Agreement (as amended by this Amendment No. 1);

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MSD and IGEN each hereby agrees as follows:

     1. Definitions. Section 1.6 is hereby deleted in its entirety.
        -----------

                  2.       License Grants.   (a)  Section 2 is hereby amended by
                           --------------
inserting the following as a new Section 2.7:

                           2.7  Acknowledgement and Covenants. IGEN acknowledges
                                -----------------------------
                           and agrees that the licenses granted to MSD herein, as well as all other obligations of IGEN concerning the Licensed Technology (including but not limited to the obligations set forth in Sections 2.4 and 2.5 hereunder), shall continue to apply and be binding upon any and all successors, assignees and/or transferees of IGEN, this Agreement and/or any or all of the Licensed Technology (including but not limited to the patents and patent applications listed on Exhibit A hereto, as updated by any disclosures of Licensed Technology to MSD). IGEN covenants and agrees that it shall (a) provide actual notice of this Agreement and IGEN's obligations hereunder to any potential successor, assignee and/or transferee of IGEN, this Agreement and/or any or all of the Licensed Technology, (b) require any successor, assignee and/or transferee of IGEN, this Agreement and/or any or all of the Licensed Technology to provide actual notice of this Agreement and IGEN's obligations hereunder to any future successor, assignee and/or transferee of any interest in IGEN, this Agreement and/or any or all of the Licensed Technology, (c) provide MSD written notice no later than fifteen (15) business days prior to any assignment or transfer of any interest in IGEN, this Agreement and/or any or all of the Licensed Technology or any similar event which would affect IGEN's obligations hereunder (including but not limited to a reorganization of IGEN or a consolidation, merger, sale of assets or other business combination transaction between IGEN and another party), and (d) require any successor, assignee and/or transferee of IGEN, this Agreement and/or any or all of the Licensed Technology to provide MSD written notice no later than fifteen (15) business days prior to any future assignment or transfer of any interest in IGEN, this Agreement and/or any or all of the Licensed Technology or any similar event which would affect IGEN's or such future successor's, assignee's and/or transferee's obligations hereunder.

                           (b)      Section 2 is hereby further amended by
inserting the following as a new Section 2.8:

                           IGEN hereby grants to MSD a non-exclusive,
                           worldwide, royalty-free license to practice the IGEN Technology to make, use and sell products or processes utilizing * methods, including, without limitation, the * described in the United States Patent application entitled * serial no. * (including all divisions, continuations and continuations-in-part thereto), and *; provided that
                                                                  --------
                           IGEN shall not be required to grant to MSD a license to any technology that is subject to exclusive licenses to third parties granted prior to the date hereof.


                     3.    Royalties.   Section 5 is hereby amended by deleting
                           ---------
          it in its entirety and replacing it with the following:


                           In the event that IGEN ceases to be a Class A Member of MSD, then MSD shall pay to IGEN a royalty equal to * of the Net Sales Price (defined below) of all MSD products commercially sold by MSD which but for a license from IGEN would infringe a patent owned by or licensed to IGEN. Such amounts shall be paid to IGEN within 60 days of the end of the quarter in which payment was received from the sale giving rise to such royalty. Royalty payments shall be made after deducting any tax or governmental withholding amounts required to be paid in connection with the payment of such royalty. The royalty obligation set forth above shall terminate on a country-by-country, product-by-product basis upon the expiration of the last to expire of the patents in a given country that would be infringed by the sale of such MSD products in such country absent a license from IGEN. MSD shall be under no obligation to sell any such products. "Net Sales Price" shall mean, for any sale, the invoiced sales price charged by MSD, less (i) trade, cash and quantity discounts or rebates actually taken or allowed; (ii) credits or allowances given or made for rejected, damaged or returned goods; (iii) uncollectible amounts on such products previously sold by MSD; (iv) retroactive price reductions; and
                           (v) any freight or insurance charges billed to the customer.

        4. Notices. Section 9 is hereby amended by (i) deleting the facsimile
           -------
number "(301) 208-3799" and replacing it with the facsimile number "(301) 947-7240", and (ii) deleting the facsimile number "(301) 230-0158" and replacing it with the facsimile number "(301) 208-3799".

        5. Consent to Filing. IGEN hereby consents to the filing by or on behalf
           -----------------
of MSD of the License Agreement (as amended by this Amendment No. 1) with the U.S. Patent and Trademark Office (and the patent offices of any foreign countries, as appropriate) for the purpose of recording the License Agreement against the intellectual property rights licensed therein. IGEN acknowledges and agrees that such filings shall not be a breach of the confidentiality obligations set forth in the License Agreement, Joint Venture Agreement, or the other agreements executed in connection therewith.

        6. Update of Exhibit A. IGEN hereby represents that the patent
           -------------------
applications and registrations listed on Exhibit 1 attached hereto is an accurate, but not necessarily comprehensive, update, as of June 30, 2001, of the Master Patent List set forth on Exhibit A to the License Agreement. IGEN acknowledges its continuing obligation, pursuant to Section 2.4 of the License Agreement, to promptly disclose to MSD all IGEN Technology and IGEN Improvements which IGEN newly discovers or to which IGEN acquires rights, and IGEN shall cooperate with MSD to further update the Master Patent List from time to time at MSD's request.

        7. Representations.
           ---------------

        Each of MSD and IGEN hereby represents to one another that it has the power and authority to enter into this Amendment No. 1 and to perform its obligations under the License Agreement, as amended by this Amendment No. 1, and under this Amendment No. 1, and that its execution, delivery and performance hereof has been duly and validly authorized (including in the case of IGEN, approval by the committee of the Board of Directors of IGEN established by the Board of Directors of IGEN at its meeting on August 31, 2000). Each of MSD and IGEN hereby represents to one another that its execution and delivery of this Amendment No. 1 and its performance of the License Agreement, as amended by this Amendment No. 1, will not constitute a breach of and will not conflict with any agreement or duty to or by which such party is bound, and will not violate any law or governmental regulation applicable to such party.

        8.   Additional Actions and Documents. Each party hereby agrees to take
             --------------------------------
or cause to be taken such further actions, to execute, acknowledge, deliver and file or cause to be executed, acknowledged, delivered and filed such further documents and instruments (including an amended and restated version of the License Agreement, as amended by this Amendment No. 1), and to use commercially reasonable efforts to obtain such consents, as may be necessary or as may be reasonably requested in order fully to effectuate the purposes, terms and conditions of the License Agreement, as amended by this Amendment No. 1.

        9.   Effect on License Agreement. It is the express intention and
             ---------------------------
agreement of MSD and IGEN that all provisions of the License Agreement, as amended by this Amendment No. 1, shall survive and remain in full force and effect following the execution and delivery of this Amendment No. 1, and the provisions of this Amendment No. 1 shall be considered part of, and governed by, the terms of the License Agreement (as so modified). Any reference to the License Agreement after the date of this Amendment No. 1 shall be deemed to be a reference to the License Agreement, as amended by this Amendment No. 1.

        10.  Headings. Section headings contained in this Amendment No. 1 are
             --------
inserted for convenience of reference only, shall not be deemed to be a part of this Amendment No. 1 for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

        11.  Governing Law. As this Amendment No. 1 relates to the Joint Venture
             -------------
Agreement to which MSD and IGEN are parties and as the Joint Venture Agreement is governed by the laws of the State of Delaware, this Amendment No. 1 and the relationships between the parties shall be governed in all respects by the laws of the State of Delaware without regard to the principles of conflicts of laws.

        12.  Execution in Counterparts. This Amendment No. 1 may be executed in
             -------------------------
any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed and delivered on their behalf, as of the date first written above.

                               MESO SCALE DIAGNOSTICS, LLC.



                               By: /s/ Jacob N. Wohlstadter
                                   ----------------------------------------
                               Name:  Jacob N. Wohlstadter
                               Title: President and Chief Executive Officer

                               IGEN INTERNATIONAL, INC.



                               By: /s/ George Migausky
                                   ---------------------------------------------
                               Name: George Migausky
                               Title: Vice President and Chief Financial Officer

                                    EXHIBIT 1

     Update of Master Patent List (Exhibit A to IGEN/MSD License Agreement)

                                        *
                              [40 pages redacted]